As filed with the Securities and Exchange Commission on December 17, 2003

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 17, 2003

RAYONIER INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

North Carolina	1-6780	13-2607329
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
50 North Laura Street, Jacksonville, Florida 32202 (Address of principal executive offices, including zip code)
(904) 357-9100 (Registrant’s telephone number, including area code)
N/A (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

On December 16, 2003, we filed under Item 5 of a Current Report on Form 8-K the press release we issued on December 15, 2003 announcing the results of the shareholder elections relating to a special dividend payable in connection with our conversion to a real estate investment trust (REIT) effective January 1, 2004. The common shares payable in the special dividend are registered under an effective shelf registration statement on Form S-3 (Registration No. 333-107213), as amended and supplemented by the prospectus supplement dated November 21, 2003. This Current Report on Form 8-K dated December 17, 2003 is being filed for the purpose of filing Exhibit 5.1 and Exhibit 23.1 to the shelf registration statement.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)	Exhibits:

5.1	Opinion of Womble, Carlyle, Sandridge & Rice PLLC

23.1	Consent of Womble, Carlyle, Sandridge & Rice PLLC (included in Exhibit 5.1)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYONIER INC.

Date: December 17, 2003	By:	/s/ HANS E. VANDEN NOORT

Hans E. Vanden Noort Vice President and Corporate Controller

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EXHIBIT INDEX

Exhibit No.	Description	Location

5.1	Opinion of Womble, Carlyle, Sandridge & Rice PLLC	Furnished herewith

23.1	Consent of Womble, Carlyle, Sandridge & Rice PLLC	Included in Exhibit 5.1

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